EXHIBIT 10.1

         THIRD AMENDMENT TO 364 DAY REVOLVING CREDIT FACILITY AGREEMENT

     THIS THIRD AMENDMENT TO 364 DAY REVOLVING CREDIT FACILITY AGREEMENT (the "Amendment"), dated as of January 22, 2002, is among LENNOX INTERNATIONAL INC., a Delaware corporation (the "Borrower"), each of the lenders listed as a lender or a terminating lender on the signatures pages hereto who is a party hereto, JPMORGAN CHASE BANK (successor in interest by merger to The Chase Manhattan
Bank), as administrative agent (in such capacity, the "Administrative Agent") and WACHOVIA BANK, N.A., a national banking association, as syndication agent (in such capacity, the "Syndication Agent" and together with the Administrative Agent, herein the "Agents").

                                    RECITALS:

     A. The Borrower, the Agents, The Bank of Nova Scotia as documentation agent and certain lenders are party to that certain 364 Day Revolving Credit Facility Agreement dated as of January 25, 2000 (as amended by that certain First Amendment to 364 Day Revolving Credit Facility Agreement dated as of January 22, 2001 and that certain Second Amendment to 364 Day Revolving Credit Facility Agreement dated as of June 29, 2001, herein the "Credit Agreement").

     B. The Borrower has requested that the Credit Agreement be amended to, among other things, extend the Maturity Date. In connection with such request, the lenders listed on the signature pages hereto under the heading "Terminating Lenders" who are currently lenders under the Credit Agreement (individually a "Terminating Lender" and collectively the "Terminating Lenders") desire to allow their respective Commitments to terminate in accordance with their terms and JPMorgan Chase Bank and Wachovia Bank, N.A. have requested that the aggregate amount of the remaining Commitments be reduced and reallocated between them. As of the date hereof, no loans (other than swingline loans) nor any letters of credit are outstanding under the Credit Agreement.

     C. The Borrower, the Administrative Agent, JPMorgan Chase Bank, Wachovia Bank, N.A., and the other parties hereto have agreed to amend the Credit Agreement as herein set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof:

                                   ARTICLE 1

                                   Definitions

     Section 1.1 Definitions. Capitalized terms used in this Amendment and defined in the Credit Agreement, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement, as amended hereby.

                                   ARTICLE 2

                                   Amendments

     Section 2.1 Amendment to references to "The Chase Manhattan Bank". All references to The Chase Manhattan Bank in the Credit Agreement are amended to read "JPMorgan Chase Bank, successor in interest by merger to The Chase Manhattan Bank".

     Section 2.2 Additions to Section 1.01. The following definitions are added to Section 1.01 of the Credit Agreement in proper alphabetical order:

          "Increase Amount" shall have the meaning assigned to such term in
     Section 2.19

          "Increased Commitment Supplement" shall have the meaning assigned to such term in Section 2.19.

          "New Lender" shall have the meaning assigned to such term in Section 2.19.

     Section 2.3 Amendment to the terms "Lenders" and "Maturity Date" in Section
1.01. The terms "Lenders" and "Maturity Date" contained in Section 1.01 of the Credit Agreement are amended in their respective entireties to read as follows:

          "Lenders" means the parties listed on Schedule 2.01.

          "Maturity Date" shall mean April 17, 2002.

     Section 2.4 Amendment of Sections 2.19, 2.20 and 2.21. Sections 2.19, 2.20 and 2.21 of the Credit Agreement are deleted therefrom (and as a result thereof, the Borrower, the Administrative Agent and the other parties hereto agree that both the commitment of the Swingline Lender to make Swingline Loans to the Borrower and the commitment of the Issuing Bank to issue Letters of Credit are terminated) and a new Section 2.19 is added to the Credit Agreement to read in its entirety as follows:

          SECTION 2.19. Increase of Commitments. By written notice sent to the Administrative Agent (which the Administrative Agent shall promptly distribute to the Lenders), the Borrower may request an increase of the aggregate amount of the Commitments by an aggregate amount determined as follows (the "Increase Amount"): (i) an aggregate amount equal to any integral multiple of $5,000,000 and not less than $10,000,000 and (ii) an aggregate amount not to exceed $20,000,000; provided that (i) no Default shall have occurred and be continuing,
     (ii) the aggregate amount of the Commitments shall not have been reduced, nor shall the Borrower have given notice of any such reduction under Section 2.09, and (iii) the aggregate amount of the Commitments shall not previously have been increased pursuant to this
     Section 2.19. If one or more of the Lenders is not willing to increase its Commitment (no Lender having any obligation to do so), then another one or more financial institutions, each as approved by the Borrower and the Administrative Agent (a "New Lender"), may commit to provide an amount equal to the aggregate amount of the requested increase that will not be provided by the existing Lenders; provided, that (i) the Commitment of each New Lender shall be at least $5,000,000; (ii) the maximum number of New Lenders shall be three (3); and (iii) prior to the increase in the Commitments hereunder in accordance with this Section 2.19, each of JPMorgan Chase Bank and Wachovia Bank, N.A. shall have the option to assign to such New Lender or New Lenders at least $5,000,000 of their respective Commitment in accordance with Section 8.04(b) hereto (but without giving effect to the minimum amount required to be assigned pursuant thereto), with the aggregate amount to be so assigned: (i) not to exceed $10,000,000;
     (ii) to be allocated equally as between JPMorgan Chase and Wachovia Bank, N.A.; and (iii) to be allocated between or among the New Lenders on a pro rata basis based on the proposed commitments of each. When the Lenders, or sufficient Lenders and New Lenders, have agreed to commit to an aggregate amount equal to the Increase Amount (or such lesser amount as the Borrower shall agree, which shall be at least $10,000,000 and an integral multiple of $5,000,000 in excess thereof), then: provided that no Default exists at such time or after giving effect to the requested increase, the Borrower, the Administrative Agent and the Lenders willing to increase their respective Commitments and the New Lenders (if any) shall execute and deliver an Increased Commitment Supplement (herein so called) in the form attached hereto as Exhibit F. Notwithstanding anything in Section 8.08 to the contrary, no other Lender shall be required to consent or agree to the modification of this Agreement pursuant to an Increased Commitment Supplement executed in accordance with the terms of this Section 2.19. If all existing Lenders shall not have provided their pro rata portion of the requested increase, on the effective date of the Increased Commitment Supplement the Lenders who have increased their Commitment and, if applicable, the New Lenders shall deliver immediately available funds to the Agent and the Agent shall deliver such funds to the other Lenders, in each case in amounts sufficient so that after giving effect thereto, the Loans shall be held by the Lenders pro rata according to their respective Commitments. The amounts funded under the foregoing sentence shall be deemed an ABR Loan and a continuation and assignment of the Loans made by the Lenders receiving such funds. The Borrower agrees to pay each Lender receiving such funds under the foregoing sentence any amounts due under Section 8.05(b) arising from the payment of any Eurodollar Loan prior to the end of the Interest Period applicable thereto resulting from such receipt of funds.

In light of the foregoing deletion of the swingline facility under the Credit Agreement, if any Swingline Loan is outstanding on the Effective Date (hereafter defined), then on the Effective Date when all the conditions in Section 3.1 have been satisfied, the Borrower shall be deemed to have requested a ABR Borrowing under the Credit Agreement from the Lenders listed on Schedule 2.01, the proceeds of which shall be used to repay such Swingline Loans. Subject to the terms and conditions of the Credit Agreement as amended hereby, each Lender listed on Schedule 2.01 agrees to make an ABR Loan for such purpose. The Borrower's failure to repay such Swingline Loans shall be an Event of Default under the Credit Agreement.

     Section 2.5 Amendment to Schedule 2.01; Expiration of Terminating Lenders Commitments. Schedule 2.01 to the Credit Agreement is amended in its entirety to read as set forth on Schedule 2.01 attached hereto. In accordance with the foregoing amendment to Schedule 2.01 and the amendment to the definition of the term "Lenders" herein, the Borrower, the

Administrative Agent and the other parties hereto agree and acknowledge that: (i) the Commitment of each Terminating Lender has expired and is therefore terminated and of no further force of effect; (ii) all references to the "Lenders" or any "Lender" in the Credit Agreement: (i) specifically include only JPMorgan Chase Bank and Wachovia Bank, N.A. and (ii) specifically exclude the Terminating Lenders. Each Terminating Lender agrees that it shall no longer be a party to the Credit Agreement and, as a result but subject to the next sentence, the Credit Agreement may be amended without the consent or agreement of any Terminating Lender. However, for all matters arising prior to the effective date of this Amendment (including, without limitation, the accrual and payment of interest and fees and matters relating to indemnification of the Lenders), the terms of the Credit Agreement (as unmodified by this Amendment) shall control and are hereby ratified and confirmed by the Borrower, the Administrative Agent and the other parties hereto.

     Section 2.6 Addition of Exhibit F. Exhibit F is added to the Credit Agreement to read as set forth on Exhibit F attached hereto.

                                    ARTICLE 3

                                   Conditions

     Section 3.1 Conditions. The effectiveness of Article 2 of this Amendment is subject to the satisfaction of the following conditions precedent on or before January 22, 2002 (the "Effective Date"):

          (a) The Administrative Agent shall have received: (i) a certificate as to the good standing of the Borrower as of a recent date from such Secretary of State; (ii) a certificate of the Secretary or an Assistant Secretary of the Borrower dated the Effective Date and certifying (A) that the Borrower's bylaws previously certified to the Administrative Agent under the Assistant Secretary's Certificate dated July 29, 1999 remain in full force and effect on and as of the Effective Date without further modifications or amendments in any respect; (B) attached thereto is a true and complete copy of resolutions, duly adopted by the Board of Directors authorizing the execution, delivery and performance of this Amendment and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the Articles of Incorporation dated January 12, 2001 previously delivered to the Administrative Agent in January 2001 remain in full force and effect on and as of the Effective Date without further modifications or amendments in any respect; and (D) as to the incumbency and specimen signature of each officer executing this Agreement or any other document delivered in connection herewith on behalf of the Borrower; (iii) a certificate of another officer of the Borrower as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (ii) above; and (iv) such other documents as the Lenders or the Administrative Agent, shall reasonably request.

          (b) The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Effective Date.

          (c) The Borrower shall have paid to the Administrative Agent all unpaid interest and fees owed under the Credit Agreement as of the Effective Date and each Terminating Lender shall have received the repayment in full of all outstanding principal, all accrued and unpaid interest and fees and all other outstanding amounts, in each case which are owed to it as of the Effective Date.

          (d) All representations and warranties contained in the Credit Agreement (as amended hereby) shall be true, correct, and complete in all material respects except for representations specifically relating to a prior date;

          (e) No Default or Event of Default shall have occurred and be continuing;

          (f) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents, and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to the Administrative Agent and its legal counsel;

          (g) Payment or reimbursement to the Lenders, and the Agents of all outstanding expenses, fees and other costs incurred by, or due to, the Lenders, and the Agents for which such entity has presented an invoice to the Borrower prior to the Effective Date; and

          (h) The Administrative Agent shall have received such additional agreements, certificates, documents, instruments and information as the Administrative Agent or its legal counsel may request to effect the transactions contemplated hereby.

                                   ARTICLE 4

                                  Miscellaneous

     Section 4.1 Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other documents executed pursuant thereto are ratified and confirmed and shall continue in full force and effect. Borrower, the Agents, and the other parties hereto agree that the Credit Agreement as amended hereby and such other documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     Section 4.2 Representations and Warranties. Borrower hereby represents and warrants to the Agents and the Lenders as follows: (a) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and (b) after giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement are true and correct on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by any Agent or any Lender or any closing shall affect the representations and warranties or the right of Agents or any Lender to rely upon them.

     Section 4.3 Reference to Credit Agreement. Each of the agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference in such agreements, documents or instruments to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     Section 4.4 Fees and Expenses. In accordance with the terms of Section 8.05 of the Credit Agreement, the Borrower agrees to pay all costs and expenses incurred by all Agents in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the costs and fees of legal counsel.

     Section 4.5 Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

     Section 4.6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agents, the Lenders, the Terminating Lenders and Borrower and their respective successors and assigns.

     Section 4.7 Counterparts. This Amendment may be executed in one or more counterparts and on telecopy counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

     Section 4.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 4.9 ENTIRE AGREEMENT. THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSION OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     Section 4.10 Required Lenders. Pursuant to Section 8.08(b) of the Credit Agreement, the Credit Agreement may be modified as provided in this Amendment with the agreement of the Required Lenders which means lenders party to the Credit Agreement prior to the date hereof having sixty-six and two-thirds percent (66-2/3%) or more of the Total Commitments (such percentage applicable to such a Lender, herein such Lender's "Required Lender Percentage"). For purposes of determining the effectiveness of this Amendment, each Lender's Required Lender Percentage is set forth on Schedule 4.10 hereto.

     Executed as of the date first written above.

                                    Borrower:

                                    LENNOX INTERNATIONAL INC.


                                    By:
                                       -----------------------------------------
                                       Richard A. Smith, Executive Vice
                                       President and Chief Financial Officer


                                    Agents and Lenders:
                                    -------------------

                                    JPMORGAN CHASE BANK, as successor in
                                    interest by merger to The Chase Manhattan
                                    Bank, individually as Lender, Issuing Bank, and as Administrative Agent


                                    By:
                                       -----------------------------------------
                                       Allen King
                                       Vice President


                                    WACHOVIA BANK, N.A., individually as a
                                    Lender and as Syndication Agent


                                    By:
                                           -------------------------------------
                                       Name:
                                           ------------------------------------
                                       Title:
                                           ------------------------------------

                                    Terminating Lenders:

                                    UBS AG, Stamford Branch, as a Terminating
                                    Lender


                                    By:
                                       Name:
                                           -------------------------------------
                                       Title:
                                           -------------------------------------

                                    By:
                                           -------------------------------------
                                       Name:
                                           -------------------------------------
                                       Title:
                                           -------------------------------------


                                    FIRST UNION NATIONAL BANK, as a Terminating
                                    Lender


                                    By:
                                           -------------------------------------
                                       Name:
                                           -------------------------------------
                                       Title:
                                           -------------------------------------


                                    THE BANK OF NOVA SCOTIA,
                                    individually as a Terminating Lender and as documentation agent


                                    By:
                                           -------------------------------------
                                       Name:
                                           -------------------------------------
                                       Title:
                                           -------------------------------------


                                    ABN AMBO BANK, N.V., as a Terminating Lender


                                    BY:
                                           -------------------------------------
                                       Name:
                                           -------------------------------------
                                       Title:
                                           -------------------------------------

                                    By:
                                           -------------------------------------
                                       Name:
                                           -------------------------------------
                                       Title:
                                           -------------------------------------


                                    U.S. BANK NATIONAL ASSOCIATION (formerly
                                    Firstar Bank N.A.), as a Terminating Lender


                                    By:
                                           -------------------------------------
                                           Gregory L. Dryden, Vice President

                                    ROYAL BANK OF CANADA, as a Terminating
                                    Lender

                                    By:
                                           -------------------------------------
                                       Name:
                                           -------------------------------------
                                       Title:
                                           -------------------------------------


                                    THE BANK OF NEW YORK, as a Terminating
                                    Lender

                                    By:
                                           -------------------------------------
                                       Name:
                                           -------------------------------------
                                       Title:
                                           -------------------------------------

                                    THE BANK OF TOKYO-MITSUBISHI, LTD., as a
                                    Terminating Lender

                                    By:
                                           -------------------------------------
                                       Name:
                                           -------------------------------------
                                       Title:
                                           -------------------------------------


                                    By:
                                           -------------------------------------
                                       Name:
                                           -------------------------------------
                                       Title:
                                           -------------------------------------


                                    THE NORTHERN TRUST COMPANY, as a Terminating
                                    Lender


                                    By:
                                           -------------------------------------
                                       Name:
                                           -------------------------------------
                                       Title:

                   CONSENT OF MATERIAL RESTRICTED SUBSIDIARIES


     Each Material Restricted Subsidiary: (i) consents and agrees to this Amendment; (ii) agrees that the Subsidiary Guaranty is in full force and effect and continues to be its legal, valid and binding obligation enforceable in accordance with its terms; and (iii) agrees that the obligations, indebtedness and liabilities of the Borrower arising under the Credit Agreement as amended hereby are "Guaranteed Obligations" as defined in the Subsidiary Guaranty.

                                    LENNOX INDUSTRIES INC.
                                    SERVICE EXPERTS INC.
                                    ARMSTRONG AIR CONDITIONING INC.
                                    EXCEL COMFORT SYSTEMS INC.


                                    By:
                                       -----------------------------------------
                                       Richard A. Smith, Authorized Officer for
                                       each of the foregoing companies

                         INDEX TO SCHEDULES AND EXHIBITS


               Schedule 4.10           Required Lender Percentage

               Exhibit F               Increased Commitment Supplement

               Schedule 2.01           Commitments


                                      SOLO

                                 Schedule 4.10
                                       to
                      Third Amendment to Credit Agreement

                           REQUIRED LENDER PERCENTAGE

  =========================================================================================
                                      Required Lender      Lenders Agreeing to Amendment
                                      Percentage Held     (insert % from prior column if
                 Lender                Prior to the       Lender signs this Amendment then
                                      Effective Date      total percentages in this column)
  =========================================================================================
  The Chase Manhattan Bank                 13.5385%                  13.5385%
  -----------------------------------------------------------------------------------------
  Wachovia Bank, N.A                       12.9231%                  12.9231%
  ----------------------------------------- -----------------------------------------------
  The Bank of Nova Scotia                   9.2308%                   9.2308%
  -----------------------------------------------------------------------------------------
  ABN AMRO BANK, N.V.                       7.6923%                   7.6923%
  -----------------------------------------------------------------------------------------
  First Union National Bank                12.3077%                  12.3077%
  -----------------------------------------------------------------------------------------
  Firstar Bank N.A.                         9.2308%                   9.2308%
  -----------------------------------------------------------------------------------------
  Royal Bank of Canada                      9.8462%                   9.8462%
  -----------------------------------------------------------------------------------------
  The Bank of New York                      3.0769%                   3.0769%
  -----------------------------------------------------------------------------------------
  The Bank of Tokyo-Mitsubishi, Ltd.        3.0769%                   3.0769%
  -----------------------------------------------------------------------------------------
  The Northern Trust Company                3.6923%                   3.6923%
  -----------------------------------------------------------------------------------------
  UBS AG, Stamford Branch                  15.3846%                  15.3846%
  =========================================================================================
  TOTAL                                   100.00%
  =========================================================================================


                                      SOLO

                                                                       EXHIBIT F
                         INCREASED COMMITMENT SUPPLEMENT

          This INCREASED COMMITMENT SUPPLEMENT (this "Supplement") is dated as of ____________, ___ and entered into by and among LENNOX INTERNATIONAL INC., a Delaware corporation (the "Borrower"), each of the banks or other lending institutions which is a signatory hereto (the "Lenders"), JPMORGAN CHASE BANK (successor in interest by merger to The Chase Manhattan Bank), as agent for itself and the other Lenders (in such capacity, together with its successors in such capacity, the "Agent"), and is made with reference to that certain 364 Day Revolving Credit Facility Agreement dated as of January 25, 2000 (as amended, the "Credit Agreement"), by and among the Borrower, the Administrative Agent, and the Lenders. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

     WHEREAS, pursuant to Section 2.19 of the Credit Agreement, the Borrower and the Lenders are entering into this Increased Commitment Supplement to provide for the increase of the aggregate Commitments;

     WHEREAS, each Lender [party hereto and already a party to the Credit Agreement] wishes to increase its Commitment [,and each Lender, to the extent not already a Lender party to the Credit Agreement (herein a "New Lender"), wishes to become a Lender party to the Credit Agreement];1

     WHEREAS, the Lenders are willing to agree to supplement the Credit Agreement in the manner provided herein.

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

     Section 1. Increase in Commitments. Subject to the terms and conditions hereof, each Lender severally agrees that its Commitment shall be increased to [or in the case of a New Lender, shall be] the amount set forth opposite its name on the signature pages hereof.

     Section 2. [New Lenders. Each New Lender (i) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements of the Borrower delivered under Section 5.20 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (ii) agrees that it has, independently and without reliance upon the Administrative Agent, any other Lender or any of their Affiliates and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Supplement; (iii) agrees that it will, independently and without reliance upon the Administrative Agent, any other Lender or any of their Affiliates and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (v) agrees that it is a

__________________

[1] Bracketed alternatives should be included if there are New Banks.

"Lender" under the Credit Agreement and will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender.]

     Section 3. Conditions to Effectiveness. Section 1 of this Supplement shall become effective only upon the satisfaction of the following conditions precedent:

          (a) receipt by the Administrative Agent of an opinion of counsel to the Borrower as to the matters referred to in Sections 3.01, 3.02,
     3.03 and 3.04 of the Credit Agreement (with the term "Agreement" as used therein meaning this Supplement for purposes of such opinion), dated the date hereof, satisfactory in form and substance to the Administrative Agent.

          (b) receipt by the Administrative Agent of certified copies of all corporate action taken by the Borrower to authorize the execution, delivery and performance of this Supplement; and

          (c) receipt by the Administrative Agent of a certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Supplement and the other documents to be delivered hereunder.

     Section 4. Representations and Warranties. In order to induce the Lenders to enter into this Supplement and to supplement the Credit Agreement in the manner provided herein, Borrower represents and warrants to Agent and each Lender that (a) the representations and warranties contained in Article 3 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the effective date hereof to the same extent as though made on and as of that date and for that purpose, this Supplement shall be deemed to be the Agreement referred to therein, and (b) no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Supplement that would constitute a Default.

     Section 5. Effect of Supplement. The terms and provisions set forth in this Supplement shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Supplement, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. The Borrower, the Administrative Agent, and the Lenders party hereto agree that the Credit Agreement as supplemented hereby shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Any and all agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as supplemented hereby, are hereby amended so that any reference in such documents to the Agreement shall mean a reference to the Agreement as supplemented hereby.

     Section 6. Applicable Law. This Supplement shall be governed by, and construed in accordance with, the laws of the State of Texas and applicable laws of the United States of America.

     Section 7. Counterparts, Effectiveness. This Supplement may be executed in any number of counterparts, by different parties hereto in separate counterparts and on telecopy counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Supplement (other than the provisions of Section 1 hereof, the effectiveness of which is governed by
Section 3 hereof) shall become effective upon the execution of a counterpart hereof by the Borrower, the Lenders and receipt by the Borrower and the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

     Section 8. ENTIRE AGREEMENT. THIS SUPPLEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY AND ALL PREVIOUS COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                    LENNOX INTERNATIONAL INC.


                                    By:
                                       -----------------------------------------
                                       Name:
                                           -------------------------------------
                                       Title:
                                           -------------------------------------

New Total Commitment:
$__________________                 JPMORGAN CHASE Bank (successor in interest
                                    by merger to The Chase  Manhattan  Bank),
                                    [individually as a Lender and] as the
                                    Administrative Agent

                                    By:
                                       -----------------------------------------
                                       Name:
                                           -------------------------------------
                                       Title:
                                           -------------------------------------



$______________________             [Existing Lender]


                                    By:
                                       -----------------------------------------
                                       Name:
                                           -------------------------------------
                                       Title:
                                           -------------------------------------


$______________________             [NEW LENDER]

                                    By:
                                       -----------------------------------------
                                       Name:
                                           -------------------------------------
                                       Title:
                                           -------------------------------------

     Each Material Restricted Subsidiary: (i) consents and agrees to this Supplement; (ii) agrees that the Subsidiary Guaranty is in full force and effect and continues to be its legal, valid and binding obligation enforceable in accordance with its terms; and (iii) agrees that the obligations, indebtedness and liabilities of the Borrower arising as a result of the increase in the Commitments contemplated hereby are "Guaranteed Obligations" as defined in the Subsidiary Guaranty.

                                    LENNOX INTERNATIONAL INC.
                                    SERVICE EXPERTS INC.
                                    ARMSTRONG AIR CONDITIONING INC.
                                    EXCEL COMFORT SYSTEMS INC.


                                    By:
                                       -----------------------------------------
                                       Name:
                                           -------------------------------------
                                       Title:
                                           -------------------------------------

                                  Schedule 2.01


================================================================================
Lender Name           Commitment as of          Title
                      January 22,2002
================================================================================
JPMorgan Chase Bank    $15,000,000.00       Administrative Agent
--------------------------------------------------------------------------------
Wachovia Bank, N.A.    $15,000,000.00       Syndication Agent
================================================================================
      Total            $30,000,000.00
================================================================================